SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 20, 2003
                                                         ----------------


                                Technitrol, Inc.
                                ----------------
             (Exact Name of registrant as specified in its charter)



           Pennsylvania                  001-05375                   23-1292472
------------------------------------  -----------------------     --------------
  (State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
          incorporation)                                     Identification No.)



                1210 Northbrook Dr., Suite 385, Trevose, PA 19053
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (215) 355-2900
                                                            -------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits.

     99       Press release, dated October 20, 2003

Item 9.  Information Being Furnished Under Item 12

      In accordance with Securities and Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under Item 12, "Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosure." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

      On October 20, 2003, Technitrol, Inc. issued a press release describing its results of operations for its third fiscal quarter ended September 26, 2003. A copy of the press release is attached as Exhibit 99 to this report.


      Cautionary Note: This current report on Form 8-K contains "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially. This Form 8-K should be read in conjunction with the factors set forth in Technitrol's report on Form 10-Q for the quarter ended June 27, 2003 in Item 2 under the caption "Factors that May Affect Our Future Results (Cautionary Statements for Purposes of `Safe Harbor' Provisions of the Private Securities Litigation Reform Act of 1995)."

                                    SIGNATURE
                                    ---------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TECHNITROL, INC.


                                    By:  /s/Drew A. Moyer
                                         ---------------------------------------
                                            Drew A Moyer
                                            Corporate Secretary

         Date: October 20, 2003

                                  EXHIBIT INDEX


Exhibit           Description
-------           -----------

99                Press release dated October 20, 2003